UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001529658
J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

New York	333-165147-01	38-3851352 38-3851353 38-7003224
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(410) 884-2000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 6 - Asset-Backed Securities

Item 6.04.

The Certificate Administrator was required to make distributions to the Certificateholders on the November 18, 2019 Distribution Date.  On December 9, 2019, the Certificate Administrator was informed by the Master Servicer that there was an incorrect posting of a $1,400,000 curtailment that should have been part of a larger $6,200,000 curtailment dated effectively for August 14, 2019. The funds were reversed and reapplied correctly on December 9, 2019.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)
Date: December 13, 2019
	By:	/s/ Brennan P. Woods
Name: Brennan P. Woods
Title: Vice President